November 16, 2006

DREYFUS PREMIER GNMA FUND

Supplement to Prospectus dated May 1, 2006

At a meeting of the Board of Trustees of Dreyfus Premier GNMA Fund (the "Fund") held on November 15, 2006, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Agreement") between the Fund and Dreyfus GNMA Fund, Inc. (the "Acquiring Fund"). The Agreement provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the "Reorganization").

If the Reorganization is consummated, the Acquiring Fund will be renamed Dreyfus Premier GNMA Fund, Inc. and will offer multiple classes of shares.

It is currently contemplated that holders of Fund shares as of December 15, 2006 (the "Record Date") will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about March 1, 2007. If the Agreement is approved, the Reorganization will become effective on or about March 16, 2007.

In anticipation of the Reorganization, effective on or about November 17, 2006, the Fund will be closed to any investments for new accounts.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-645-6561.